                                                                  Purchase Order

                         Valley Water Technologies, Inc.
                                  P.O. Box 912
                                 Selah, WA 98942
                                                                            PO#:
                                                                  Date: 04/07/03
                                                                  Page:        1
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Vendor:      HydroFlo, Inc.                            Lamb Weston, Inc.
             3721 Junction Blvd.                       Tri-City, WA
             Raleigh, NC 27603

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BUYER            TERMS             SHIP VIA FOB         FREIGHT          REFERENCE

  SH            Net 25 Days                             Prepaid
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ITEM #           DESCRIPTION                    UNITS       COST        EXTENSION

HydroFlo PLUS   250-20 PLUS System w/MTC-20       2       $69,700.00   $69,700.00
250-20          Saturator

                Units for Use At Lamb Weston Facility
                Tri-City,  Washington

                                                                        TOTAL

                                                                     $ 69,700.00